                                                                   EXHIBIT 10.31


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of April 24, 1998 by and among Frontier Airlines, Inc., a Colorado corporation (the "Company"), and each Holder (as hereinafter defined) executing a signature page hereto.

     This Agreement is made pursuant to a certain Stock Purchase Agreement dated as of the date hereof by and among the Company and the purchasers named (the "Purchase Agreement"). In order to induce the purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

     In consideration of the foregoing, the parties hereby agree as follows:

     SECTION 1.     DEFINITIONS.
                    -----------

     As used in this Agreement, the following terms shall have the following meanings:

     "Advice" has the meaning set forth in Section 5.
      ------

     "Affiliate" means, with respect to any specified Person, any other Person
      ---------
who, directly or indirectly, controls, is controlled by, or is under common control with such specified Person.

     "Business Day" means any day other than a day on which banks are authorized
      ------------
or required to be closed in the State of New York.

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Common Stock" means the common stock, par value $.01 per share, of the
      ------------
Company.

     "Company" has the meaning set forth in the preamble and shall include the
      -------
Company's successors by merger, acquisition, reorganization or otherwise.

     "Controlling Persons" has the meaning set forth in Section 7(a).
      -------------------

     "Damages" has the meaning set forth in Section 5(a).
      -------

     "Demand Registration Statement" has the meaning set forth in Section 3(a).
      -----------------------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Holder" means (i) each Person (other than the Company and its Affiliates)
      ------
who is a signatory to this Agreement as listed on Schedule 1 hereto and (ii) each Person (other than the Company and its Affiliates) to whom a Holder transfers Securities if such Person acquires such Securities as Registrable Securities.

     "Holders' Counsel" means Goodwin, Procter & Hoar LLP, special counsel to
      ----------------
the Holders, or any successor counsel selected by Holders of a majority in interest of the Registrable Securities.

     "Inspectors" has the meaning set forth in Section 5(m).
      ----------

     "NASD" has the meaning set forth in Section 5(q).
      ----

     "Nasdaq" has the meaning set forth in Section 5(o).
      ------

     "Objection Notice" has the meaning set forth in Section 5(a).
      ----------------

     "Objecting Party" has the meaning set forth in Section 5(a).
      ---------------

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint-stock company, trust, limited liability company, unincorporated organization or government or other agency or political subdivision thereof.

     "Piggy-Back Registration" has the meaning set forth in Section 4(a).
      -----------------------

     "Prospectus" means the prospectus included in any Registration Statement
      ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "Public Offering" means a public offering of Securities registered on Form
      ---------------
S-11 or Form S-3 (or any successor or equivalent forms) under the Securities Act for the Company's own or others' account.

     "Purchase Agreement" means the Securities Purchase Agreement, dated as of
      ------------------
the date hereof, between the Company and the Holders pursuant to which the Securities are being issued as amended, modified or supplemented from hereto time, together with any exhibits, schedules or other attachments thereto.

     "Records" has the meaning set forth in Section 5(m).
      -------

     "Registrable Securities" means the Securities; provided, however, that any
      ----------------------                        --------  -------
Securities shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of by the holder thereof pursuant to such effective Registration Statement, (ii) such Registrable Securities are transferred by the holder thereof to any Person other than a Holder pursuant to Rule 144 (or any successor rule or similar provision then in effect, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), or (iii) such Securities shall have ceased to be outstanding.

     "Registration Expenses" has the meaning set forth in Section 6.
      ---------------------

     "Registration Statement" means any registration statement of the Company
      ----------------------
that covers any of the Registrable Securities pursuant to the provisions of this Agreement (including any Demand Registration Statement and any Shelf Registration Statement), and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Required Filing Date" has the meaning set forth in Section 2(a).
      --------------------

     "Securities" means (i) all shares of Common Stock held by any Holder, (ii)
      ----------
all shares of Common Stock issued to any Holder upon exercise of any options, warrants or other rights to subscribe for, purchase or otherwise acquire Common Stock and (iii) all shares of Common Stock directly or indirectly issued or issuable in respect of the securities referred to in clauses (i) and (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Shelf Registration Statement" has the meaning set forth in Section 2(a).
      ----------------------------

     "Suspension Notice" has the meaning set forth in Section 5.
      -----------------

     "Suspension Period" has the meaning set forth in Section 5.
      -----------------

     "Target Effective Date" means the date 120 days after the earlier of (i)
      ---------------------
the Required Filing Date or (ii) the date on which the Shelf Registration Statement is actually filed with the Commission.

     "Target Effective Period" means the period of time between the date on
      -----------------------
which a Shelf Registration Statement is actually declared effective and the earlier of (i) the date which is four years following the date hereof, and (ii) the date when no Holder holds any Registrable Securities.

     "Target Filing Date" has the meaning set forth in Section 3(a).
      ------------------

     SECTION 2.  SHELF REGISTRATION.
                 ------------------

          (a) Filing; Effectiveness.  As soon as practicable but not later than
              ---------------------
the July 10, 1998 (the "Required Filing Date"), the Company shall prepare and file with the Commission a "shelf" registration statement (the "Shelf Registration Statement") on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule or similar provision then in effect) covering all of the Registrable Securities. The Company shall use its best efforts to have the Shelf Registration Statement declared effective on or before the Target Effective Date and to keep such Shelf Registration Statement continuously effective for the Target Effective Period. Any Holder of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Shelf Registration Statement at any time prior to the effective date of such Shelf Registration Statement.

          (b) Supplements; Amendments.  The Company agrees, if necessary, to
              -----------------------
supplement or amend the Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any Holder of Registrable Securities to which such Shelf Registration Statement relates, and the Company agrees to furnish to the Holders, Holders' Counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

          (c) Liquidated Damages.  If the Shelf Registration Statement is not
              ------------------
filed on or before the Required Filing Date, the Company shall pay liquidated damages to each Holder in an amount equal to $10.00 per 1,000 shares of the Registrable Securities per week beginning on the Required Filing Date. If the Shelf Registration Statement is filed, but has not become effective on or before the Target Effective Date, the Company shall pay liquidated damages to each Holder in an amount equal to $10.00 per 1,000 shares of the Registrable Securities per week beginning on the Target Effective Date. The weekly liquidated damages payable by the Company to the Holders as a result of a late filing or a late declaration of effectiveness shall increase by an amount equal to $1.00 per 1,000 shares of the Registrable Securities two weeks after the Required Filing Date or the Target Effective Date, as the case may be, and shall thereafter increase by an amount equal to $1.00 per 1,000 shares of the Registrable Securities at the end of each subsequent two week period for so long as the Shelf Registration Statement is not filed or is not declared effective. If a stop order is imposed or if for any other reason the effectiveness of the Shelf Registration Statement is suspended during the Target Effective Period, then the Company shall pay liquidated damages to each Holder of the Registrable Securities in an amount equal to $10.00 per 1,000 shares of Registrable Securities per week beginning on the date of such stop order or other suspension of effectiveness. The weekly liquidated damages payable by the Company to the Holders as a result of the imposition of a stop order or such other suspension of the effectiveness of the Shelf Registration Statement during the Target Effective Period shall increase by an amount equal to $1.00 per 1,000 shares of the Registrable Securities two weeks after the stop order was imposed or the effectiveness of the Shelf Registration Statement was otherwise suspended and shall thereafter increase by an amount equal to $1.00 per 1,000 shares of the Registrable Securities at the end of each subsequent two week period for so long as such stop order remains in effect or the effectiveness of the Shelf Registration Statement continues to be suspended. For purposes of the two preceding sentences, the Holders will not be entitled to receive liquidated damages under this Agreement during a Suspension Period (as hereinafter defined) except to the extent permitted by Section 5 of this Agreement. The Registrable Securities with respect to which liquidated damages shall accrue and be payable in accordance with this Section 2(c) shall be those Registrable Securities held by the Holders which are included or proposed to be included in the Shelf Registration Statement.

     The liquidated damages payable by the Company to the Holders pursuant to this Section 2(c) shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. Such liquidated damages shall cease to accrue (i) with respect to the liquidated damages payable as a result of the Company's failure to file the Shelf Registration Statement on or prior to the Required Filing Date, on the day after the Shelf Registration Statement is filed, (ii) with respect to the liquidated damages payable as a result of the Company's failure to have the Shelf Registration Statement declared effective on or prior to the Target Effective Date, on the day after the Shelf Registration Statement is declared effective, or (iii) with respect to the liquidated damages payable as a result of the imposition of a stop order or the suspension for any other reason of the effectiveness of the Shelf Registration Statement, on the day after the stop order is withdrawn or the effectiveness of the Shelf Registration Statement is otherwise reinstated.

     Notwithstanding the foregoing, if the sole reason why (i) the Company has not filed the Shelf Registration Statement on or before the Required Filing Date and/or (ii) the Shelf Registration Statement has not become effective on or before the Target Effective Date, is because the Holders did not provide the Company with information which is required to be disclosed in the Shelf Registration Statement and which the Company requested the Holders to so provide in writing at least 15 days prior to the Required Filing Date and/or the Target Effective Date, as the case may be, the Company's obligation to pay liquidated damages with respect to such late filing or such late declaration of effectiveness will not begin to accrue until five days after the Holders have provided such information to the Company.

     The Company shall pay the liquidated damages due with respect to any Registrable Securities at the end of each week during which such liquidated damages accrue and, to the extent such liquidated damages are not paid when due, shall thereafter accrue dividends at a rate equal to the U.S. prime rate plus 5% per annum. Liquidated damages shall be paid to the Holders of Registrable Securities entitled to receive such liquidated damages by wire transfer in immediately available funds to the accounts designated by such Holders.

     The parties hereto agree that the liquidated damages provided for in this
Section 2 constitute a reasonable estimate as of the date hereof of the damages that will be suffered by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed, to be declared effective and/or to remain effective, as the case may be, in accordance with this Agreement. However, the right of the Holders to be paid the liquidated damages provided for in this Section 2(c) is not intended to be and shall not be construed or deemed to be an exclusive remedy, it being understood that the Holders shall have the full right to pursue all available remedies at law or in equity for any breach by the Company of any of its obligations under this Agreement.

          (d) Effective Registration.  A registration under this Section 2 will
              ----------------------
not be deemed to have been effected unless the Shelf Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, however, that if, after the Shelf Registration
                      --------  -------
Statement has been declared effective, the offering of Registrable Securities pursuant to such Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have become effective during the period of such interference (and liquidated damages shall accrue and be payable under Section 2(c)) until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. If a registration requested pursuant to this Section 2 is deemed not to have been effected, then the Company shall continue to be obligated to effect a registration pursuant to this Section 2.

          (e) Selection of Underwriter.  If the Holders of a majority of the
              ------------------------
Registrable Securities so elect, the offering of Registrable Securities pursuant to a Shelf Registration Statement shall be in the form of an underwritten offering. If they so elect, the Holders participating in such Shelf Registration Statement shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering; provided, however, that such selection shall be subject to the consent of the
-----------------
Company, which consent shall not be unreasonably withheld.

     SECTION 3.  DEMAND REGISTRATION.
                 -------------------

          (a) Request for Registration.  At any time following the Required
              ------------------------
Filing Date when a Shelf Registration Statement is not effective pursuant to
Section 2 hereof, the Holders of Registrable Securities constituting at least majority of all Registrable Securities at the time may request, in writing (a "Demand Request"), that the Company prepare and file with the Commission a
---------------
"shelf" registration statement (the "Demand Registration Statement") on the
                                     -----------------------------
appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule or similar provision then in effect); provided, however, that the Company shall not be required to
                 -----------------
file such Demand Registration Statement unless, in the reasonable opinion of legal counsel to the Holders so requesting, such registration is required in order for such Holders to transfer their Registrable Securities and deliver unlegended certificates to the purchaser(s) thereof; provided, further, that, subject to Section 5(e), the
                          -----------------
Company shall not be required to effect more than two Demand Registration Statements. Each Demand Request so made by a Holder shall specify the number of Registrable Securities proposed to be sold. Subject to Section 3(g), the Company shall file the Demand Registration Statement within 30 days after receiving a Demand Request (the "Target Filing Date") and shall use best efforts to cause
                     ------------------
the same to be declared effective by the Commission as promptly as practicable after such filing and to keep such Demand Registration Statement continuously effective for a period beginning on the date such Demand Registration Statement is declared effective and ending on the earlier of (i) the date which is [twelve] months following such date, or (ii) the date on which all Registrable Securities covered by such Demand Registration Statement have been disposed of pursuant thereto.

          (b) Supplements; Amendments.  The Company agrees, if necessary, to
              -----------------------
supplement or amend the Demand Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Demand Registration Statement or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any Holder of Registrable Securities to which such Demand Registration Statement relates, and the Company agrees to furnish to the Holders, Holders' Counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

          (c) Rights of Nonrequesting Holders.  Upon receipt of any Demand
              -------------------------------
Request, the Company shall promptly (but in any event within 10 days following the receipt thereof) give written notice of such proposed Demand Registration Statement to all other Holders of Registrable Securities. Each of such Holders shall have the right, exercisable by written notice to the Company within 15 days of their receipt of the Company's notice, to elect to include in such Demand Registration Statement such portion of each such Holder's Registrable Securities as each such Holder may request. All Holders requesting to have their Registrable Securities included in a Demand Registration Statement in accordance with the preceding sentence (including the Holder or Holders giving the Demand Request) shall be deemed "Requesting Holders" for purposes of this
Section 3.

          (d) Priority with Respect to Demand Registration Statement.  No
              ------------------------------------------------------
Securities to be sold for the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration Statement unless the managing underwriter or underwriters, if any, shall advise the Company or the Requesting Holders in writing that the inclusion of such Securities will not materially and adversely affect the price at which the Securities included in such Demand Registration Statement may be sold or the success of the offering (a "Material Adverse Effect"). Furthermore, in the
                            -----------------------
event the managing underwriter or underwriters, if any, shall advise the Company or the Requesting Holders that even after exclusion of all Securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration Statement by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the number of

Registrable Securities of the Requesting Holders to be included in such Demand Registration Statement shall equal the number of shares which the Company is so advised can be sold in such offering without a Material Adverse Effect and the number of shares to be excluded from such Demand Registration Statement such shares shall be allocated first to any Requesting Holders who requested inclusion of their Registrable Securities pursuant to Section 3(c) hereof and then, if an additional reduction is required, to all other requesting Holders, in each case pro rata among such Requesting Holders on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Requesting Holder.

          (e) Effective Registration.  A registration statement will not be
              ----------------------
deemed to have been effected as a Demand Registration Statement unless such Demand Registration Statement has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, however, that if, after a Demand
                                     --------  -------
Registration Statement has been declared effective, the offering of Registrable Securities pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Demand Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Demand Registration Statement may legally resume. If a Demand Registration Statement is deemed not to have been effected, then the Company shall continue to be obligated to effect such Demand Registration Statement pursuant to this Section 3.

          (f) Selection of Underwriter.  If the Holders of a majority of the
              ------------------------
Registrable Securities requested to be included in such Demand Registration Statement so elect, the offering of Registrable Securities pursuant to such Demand Registration Statement shall be in the form of an underwritten offering. If they so elect, the Holders of a majority of the Registrable Securities requested to be included in such Demand Registration Statement shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering; provided, however, that such selection shall be
                             ------------------
subject to the consent of the Company, which consent shall not be unreasonably withheld.

          (g) Deferral of Filing.  The Company may defer the filing (but not the
              ------------------
preparation) of a Demand Registration Statement required by Section 3(a) until a date not later than 30 days after the Target Filing Date (or, if longer, 30 days after the effective date of the registration statement contemplated by clause
(ii) below) if (i) at the time the Company receives the Demand Request, the Company or any of its Subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such Demand Registration Statement (but would not be required if such Demand Registration Statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) prior to receiving the Demand Request, the Board of Directors had determined to effect a registered underwritten public offering of the Company's equity securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a Demand Registration Statement pursuant to this Section 3(g) shall be lifted, and the requested Demand Registration Statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a Demand Registration Statement pursuant to this Section 3(g), the Company shall promptly (but in any event within 10 days), upon determining to seek such deferral, deliver to each Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this
Section 3(g) and an approximation of the anticipated delay. The Company may defer the filing of a particular Demand Registration Statement pursuant to this
Section 3(g) only once.

     SECTION 4.     PIGGY-BACK REGISTRATION.
                    -----------------------

          (a) Request for Registration.  Each time the Company proposes to file
              ------------------------
a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of equity security (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that is adopted by the Commission), (ii) a registration statement filed in connection with an exchange offer or the offering of securities solely to the Company's existing securityholders, or
(iii) a demand or requested registration statement filed pursuant to the terms of any other registration rights granted by the Company pursuant to an agreement to which the Company is a party prior to the date hereof, which agreement, pursuant to the terms thereof, prohibits or otherwise restricts the inclusion in such demand or requested registration statement the securities of any other securityholder of the Company other than the party making such demand or request), then the Company shall give written notice of such proposed filing to each Holder of Registrable Securities as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer such Holder the opportunity to register such number of shares of Registrable Securities as each such Holder may request (which request must be made in writing and shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall permit, or, if the offering relating to a Piggy-Back Registration is an underwritten offering, shall use its best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit, the Registrable Securities requested to be included in such Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and shall permit, or use its best efforts to cause such managing underwriter or underwriters to permit, the sale or other disposition of such Registrable Securities in accordance with such Holder's intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable

Securities in any registration statement pursuant to this Section 4 by giving written notice to the Company of such withdrawal. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, provided that the Company shall give immediate notice of such withdrawal to the Holders who requested Registrable Securities to be included in such Piggy-Back Registration and shall reimburse such Holders for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.

          (b) Reduction of Offering. In connection with an underwritten offering
              ---------------------
where Holders have requested a Piggy-Back Registration pursuant to Section 3(a), the Company shall use its best efforts to cause all Registrable Securities requested to be included in such Piggy-Back Registration to be included as provided in Section 4(a). If the managing underwriter or underwriters of any such Piggy-Back Registration which is an underwritten offering have informed, in writing, the Holders requesting inclusion of Registrable Securities in such offering that it is their opinion that the total number of shares which the Company, Holders of Registrable Securities and any other Persons participating in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered for the account of all Persons (other than the Company) participating in such Piggy-Back Registration shall be reduced or limited (to zero if necessary) pro rata in proportion to the respective number of shares requested
           --- ----
to be included in such offering by such Persons to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriter or underwriters.

     Although the specific shares of Common Stock disposed of pursuant to a Piggy-Back Registration will cease to be Registrable Securities, the mere registration of Registrable Securities under this Section 4 shall not relieve the Company of its obligation to effect or maintain a Shelf Registration Statement pursuant to Section 2 or a Demand Registration Statement pursuant to
Section 3. No failure by the Holders to elect a Piggy-Back Registration under this Section 4 or to complete the sale of Registrable Securities pursuant to the registration statement effected in connection therewith, and no withdrawal of Registrable Securities from a Piggy-Back Registration, shall relieve the Company of any other obligation under this Agreement, including without limitation, the Company's obligations under Sections 6 and 7.

     SECTION 5.     REGISTRATION PROCEDURES.
                    -----------------------

     In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection therewith:

          (a) The Company shall prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement; provided, however, that,
                                                       --------  -------
     at least ten Business Days prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, Holders' Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of Holders' Counsel and the underwriters, if any, and the Company will not, unless required by law or this Agreement, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which Holders holding a majority in interest of the Registrable Securities covered by such Registration Statement or the underwriters with respect to such Securities, if any, shall object; provided, however, that any such objection to the
                           --------  -------
     filing of any Registration Statement or amendment thereto or any Prospectus or supplement thereto shall be made by written notice (the "Objection
                                                                 ---------
     Notice") delivered to the Company no later than ten Business Days after the
     ------
     party or parties asserting such objection (the "Objecting Party") receives
                                                     ---------------
     draft copies of the documents that the Company proposes to file. The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five Business Days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Holder of any stop order issued or threatened by the Commission in connection therewith and shall use its best efforts to prevent the entry of such stop order or, if entered, to have such stop order withdrawn at the earliest possible moment.

          (b) The Company shall promptly prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for as long as the Company is required to keep such Registration Statement effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or amendment thereto or such Prospectus or supplement thereto;

          (c) The Company shall promptly furnish to any Holder and the underwriters, if any, without charge, such number of conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as any such Holder or underwriter may request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder.

          (d) The Company shall, on or prior to the date on which a Registration Statement is declared effective, (i) use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of each of the 50 states of the United States (or such jurisdictions as any Holder, Holders' counsel or underwriter may request) or obtain appropriate exemptions therefrom; (ii) do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof; (iii) use its best efforts to keep each such state securities or "blue sky" registration or qualification (or exemption therefrom) effective during the period in which the Company is required to keep the Registration Statement effective; and (iv) do any and all other acts or things which may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to complete the disposition in such jurisdictions of such Registrable Securities in accordance with their intended method of distribution thereof; provided, however, that the
                                              --------  -------
     Company shall not be required (A) to qualify to do business in any jurisdiction where it would not otherwise be required to so qualify but for this Section 5(d) or (B) to file any general consent to service of process.

          (e) The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holders to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof.

          (f) The Company shall promptly notify each Holder, Holders' Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Registration Statement or a Prospectus or any post-effective amendment or any Prospectus supplement has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the registration or qualification or exemption from registration or qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering of such Registrable Securities cease to be true and correct in all material respects, and (vi) of the happening of any event which makes any statement of a material fact made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as promptly as practicable thereafter, prepare and file an amendment to such Registration Statement with the Commission and furnish to the Holders and any underwriter a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (g) The Company shall make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 30 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

          (h) The Company shall promptly use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, shall promptly use its best efforts to obtain the withdrawal of such order at the earliest possible moment.

          (i) The Company shall, if requested by the managing underwriter or underwriters, if any, Holders' Counsel, or any Holder promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or Holder or Holders' Counsel requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such Prospectus supplement or post-effective amendment.

          (j) The Company shall, as promptly as practicable after the filing with the Commission of any document which is incorporated by reference into a Registration

     Statement (in the form in which it was incorporated), deliver a copy of each such document to each of the Holders and to Holders' Counsel.

          (k) The Company shall cooperate with the Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Securities sold under a Registration Statement to the purchasers thereof, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

          (l) The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as the Holders or the underwriters retained by the Holders participating in an underwritten public offering, if any, may request in order to expedite or facilitate the disposition of Registrable Securities (the Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of any underwriters also be made to and for the benefit of the Holders).

          (m) The Company shall promptly make available to each Holder, any underwriter participating in any disposition of Registrable Securities pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement.

          (n) The Company shall furnish to each Holder of Registrable Securities included in such offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering matters of the type customarily covered by opinions or comfort letters, as the case may be.

          (o) The Company shall use its best efforts to cause the Registrable Securities included in a Registration Statement (if the Company and the Registrable Securities so qualify) (i) to be listed on each national securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) if similar securities of the Company are not then listed, to be authorized for quotation or listing, as applicable, on the New York Stock Exchange or The Nasdaq Stock Market, Inc.'s ("Nasdaq") National Market or Small-Cap Market.

          (p) The Company shall provide a CUSIP number for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

          (q) The Company shall cooperate with each Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD").

          (r) The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

          (s) The Company shall appoint or maintain a transfer agent and registrar for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

          (t) In connection with an underwritten offering, the Company shall participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders, in customary efforts to sell the securities being offered, including without limitation, participating in "road shows", provided, however, that the selling Holder or Holders shall reimburse the Company for its reasonable out-of-pocket expenses actually incurred at the request of such selling Holder or Holders in connection with such selling efforts.

          (u) If a Holder proposes to sell a block of Registrable Securities with a value in excess of $20 million, the Company shall make members of the management of the Company available for reasonable selling efforts, including senior management attendance at "road shows", provided, however, that the selling Holder or Holders shall reimburse the Company for its reasonable out-of-pocket expenses actually incurred at the request of such selling Holder or Holders in connection with such selling efforts.

          (v) If the Registrable Securities are of a class of securities that is listed on a national securities exchange, the Company shall file copies of any Prospectus with such exchange in compliance with Rule 153 under the Securities Act so that the Holders shall benefit from the prospectus delivery procedures described therein.

     In the case of a Shelf Registration Statement, each Holder, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 5(f)(vi), shall forthwith discontinue disposition of the Registrable Securities pursuant to the Shelf Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(f) or until such Holder is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that the Company shall not give a Suspension Notice
        --------  -------
until after the Shelf Registration Statement has been declared effective and shall not give more than one Suspension Notice during any period of 12 consecutive months and in no event shall the period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 5(f) (the "Suspension Period") exceed 30 days. In the event that the Company shall give any Suspension Notice, (i) the Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable and (ii) the time periods for which a Shelf Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the Suspension Period. If any Suspension Period exceeds 30 days or more than one Suspension Notice is given during any period of 12 consecutive months, the Company shall pay liquidated damages to each Holder of Registrable Securities in an amount equal to $10.00 per 1,000 shares of the Registrable Securities included in the Shelf Registration Statement per week beginning on the 31st day of such Suspension Period or the date of such additional Suspension Notice, as the case may be. The weekly liquidated damages payable by the Company to the Holders as a result of the continuance of a Suspension Period beyond 30 days or as a result of the giving of more than one Suspension Notice during any 12 consecutive month period shall increase by an amount equal to $1.00 per 1,000 shares of the Registrable Securities two weeks after the event triggering such liquidated damages and shall thereafter increase by an amount equal to $1.00 per 1,000 shares of the Registrable Securities at the end of each subsequent two week period for so long as the event triggering such liquidated damages has not been eliminated. The Company shall pay the liquidated damages due with respect to any Registrable Securities at the end of each week during which such damages accrue. Liquidated damages shall be paid to the Holders of Registrable Securities entitled to receive such liquidated damages by wire transfer in immediately available funds to the accounts designated by such Holders.

     If any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal or state securities or "blue sky" statute and the rules and regulations thereunder then in force, the deletion of the reference to such Holder.

     SECTION 6.     REGISTRATION EXPENSES.  Any and all expenses incident to the
                    ---------------------
Company's performance of or compliance with this Agreement, including without limitation, all Commission and securities exchange, Nasdaq or NASD registration, listing and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for any underwriters or Holder in connection with the state securities or "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Securities, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letter requested pursuant to
Section 5(n), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, the reasonable fees and disbursements of Holders' Counsel and any reasonable out-of-pocket expenses of the Holders and their agents, including any reasonable travel costs (but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities and fees and disbursements of underwriters if any such sale or disposition is effected pursuant to an underwritten offering initiated by the Holders) (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Shelf Registration Statement or Piggy-Back Registration to which such expenses relate becomes effective.

     SECTION 7.     INDEMNIFICATION AND CONTRIBUTION.
                    --------------------------------

          (a) Indemnification by the Company.  The Company agrees to indemnify
              ------------------------------
and hold harmless, to the full extent permitted by law, each Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, together with the partners, officers, directors, trustees, stockholders, employees, agents and investment advisors of such controlling Person (collectively, the "Controlling
                                                                   -----------
Persons"), from and against all losses, claims, damages, liabilities and
-------
expenses (including, without limitation, any legal or other fees and expenses incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which such Holder, its partners, officers,
                    -------
directors, trustees, stockholders, employees, agents and
investment advisers, and any such Controlling Person, may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable
                      --------  -------
for Damages to any Holder under this Section 6(a) to the extent that any such Damages (i) arise out of or are based upon any such untrue statement or omission which is based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any such Registration Statement (or any amendment thereto) or Prospectus (or amendment or supplement thereto); or (ii) were caused by the fact that such Holder sold Securities to a Person as to whom it shall be established that there was not sent or given, or deemed sent or given pursuant to Rule 153 under the Securities Act, at the time of or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, (a) the Company has previously furnished copies of such amended or supplemented Prospectus to such Holder and
(b) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities except with respect to information provided by the underwriter specifically for inclusion therein.

          (b) Indemnification by the Holders.  Each Holder agrees, severally and
              ------------------------------
not jointly, to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against all Damages to the same extent as the foregoing indemnity from the Company to such Holder, but only to the extent such Damages arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) or are caused by any omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or omission is based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any such Registration Statement (or any amendment thereto) or any such Prospectus (or any amendment or supplement thereto); provided, however, that such Holder shall not be obligated to provide
          --------  -------
such indemnity to the extent that such

Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information furnished in writing to the Company by such Holder expressly for such purpose. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Indemnification Procedures.  In case any proceeding (including any
              --------------------------
governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement if the indemnifying party is not materially prejudiced by such failure to so notify it or (ii) which it may otherwise have pursuant to this Agreement. The failure of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement if the indemnifying party is not substantially prejudiced by such failure to so notify it or (ii) which it may have otherwise than pursuant to this Agreement. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or
(iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or an Affiliate of such indemnified party and any indemnifying party or an Affiliate of such indemnifying party, (B) there may be one or more defenses available to such indemnified party or any Affiliate of such indemnified party that are different from or additional to those available to any indemnifying party or any Affiliate of any indemnifying party and (C) such indemnified party shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or any Affiliate of such indemnified party and such indemnifying party or any Affiliate of such indemnifying party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of each indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding with no payment by such indemnified party of consideration in connection with such settlement.

          (d) Contribution.    If the indemnification from the indemnifying
              ------------
party provided for in this Section 7 is found, pursuant to a final judicial determination not subject to appeal, to be unavailable to an indemnified party hereunder or insufficient in respect of any Damages incurred by such indemnified party, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the Damages paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action or omission in question, including any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Damages referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public (less any underwriting discounts or commissions) exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling Holder shall be required to contribute any amount in excess of the amount by which the total net proceeds received by such selling Holder with respect to Registrable Securities sold by such selling Holder exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. Each Holder's obligation to contribute pursuant to this Section 7(d) is several and not joint and shall be determined by reference to the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

     Notwithstanding the foregoing, if indemnification is available under paragraph (a) or (b) of this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7(d).

     SECTION 8.     RULE 144.  The Company covenants that it will file any
                    ---------
reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of the Registrable Securities under Rule 144 under the Securities
Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any successor rule or similar provision or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     SECTION 9.     MISCELLANEOUS.
                    -------------

          (a) No Inconsistent Agreements.  The Company has not entered into nor
              --------------------------
will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

          (b) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in interest of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that, no amendment, modification, supplement, waiver or
--------  -------
consent to any departure from the provisions of Section 5 hereof (other than any immaterial amendment, modification, supplement, waiver or consent) shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

          (c) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid or courier to the parties at their respective addresses set forth on the signature pages hereof (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof).

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; by confirmed receipt of transmission, if telecopied; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

          (e) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Colorado without regard to principles or rules of conflicts of law.

          (h) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

          (i) Entire Agreement.  This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (j) Attorneys' Fees.  In any action or proceeding brought to enforce
              ---------------
any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          (k) Further Assurances.  Each party shall cooperate and take such
              ------------------
action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

          (l) Remedies.  In the event of a breach or a threatened breach by any
              --------
party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that remedies at law for violations hereof, including monetary damages, are inadequate and that the right to object in any action for specific performance or injunctive relief hereunder on the basis that a remedy at law would be adequate is waived.



                    [Remainder of page left intentionally blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              FRONTIER AIRLINES, INC., a Colorado
                              corporation

                              By:______________________________________________
                              Name:      Samuel D. Addoms
                              Title:     President


                              Notice Information:

                                    Frontier Airlines, Inc.
                                    12015 East 46th Ave.
                                    Denver, CO 80239
                                    Attn:  Arthur T. Voss, Esq.
                                           General Counsel
                                    Tel. No:  (303) 371-7400
                                    Fax No:   (303) 371-9669


                              B III CAPITAL PARTNERS, L.P.

                              By:   DDJ Capital III, LLC
                              Its:  General Partner

                                    By:  DDJ Capital Management, LLC
                                    Its: Manager

                                         By:___________________________________
                                         Its:

                              Notice Information

                              B III Capital Partners, L.P.
                              141 Linden Street, Suite 4
                              Wellesley, MA 02181
                              Attn:      Wendy Schnipper Clayton
                              Tel. No:   (781) 283-8500
                              Fax No:    (781) 283-8541